SUB-ITEM 77 Q1(a)
                                AMENDMENT NO. 19
                         TO SECOND AMENDED AND RESTATED
                     AGREEMENT AND DECLARATION OF TRUST OF
                           AIM COUNSELOR SERIES TRUST
                        (INVESCO COUNSELOR SERIES TRUST)

          This Amendment No. 19 (the "Amendment") to the Second Amended and Restated Agreement and Declaration of Trust of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the "Trust") amends, effective September 1, 2011, the Second Amended and Restated Agreement and Declaration of Trust of the Trust dated as of September 14, 2005, as amended (the "Agreement").

          Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

          WHEREAS, the Trust desires to amend the Agreement to change the name of Invesco Select Real Estate Income Fund to Invesco Global Real Estate Income Fund;

          NOW,  THEREFORE,  the  Agreement  is  hereby  amended  as  follows:

     1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

     2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

     3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

     IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of September 1, 2011.

                                        By:  /s/ John M. Zerr
                                             --------------------------------
                                             Name:     John M. Zerr
                                             Title:     Senior Vice President

                                   EXHIBIT 1

                                  "SCHEDULE A
          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
                         PORTFOLIOS AND CLASSES THEREOF

 PORTFOLIO                                             CLASSES OF EACH PORTFOLIO
----------------------------------------------------  --------------------------
Invesco Balanced Fund                                 Class A Shares
                                                      Class B Shares
                                                      Class C Shares
                                                      Class Y Shares

Invesco California Tax-Free Income Fund               Class A Shares
                                                      Class B Shares
                                                      Class C Shares
                                                      Class Y Shares

Invesco Core Plus Bond Fund                           Class A Shares
                                                      Class B Shares
                                                      Class C Shares
                                                      Class R Shares
                                                      Class Y Shares
                                                      Institutional Class Shares

Invesco Dividend Growth Securities Fund               Class A Shares
                                                      Class B Shares
                                                      Class C Shares
                                                      Class Y Shares

Invesco Equally-Weighted S&P 500 Fund                 Class A Shares
                                                      Class B Shares
                                                      Class C Shares
                                                      Class R Shares
                                                      Class Y Shares

Invesco Floating Rate Fund                            Class A Shares
                                                      Class C Shares
                                                      Class R Shares
                                                      Class Y Shares
                                                      Institutional Class Shares

Invesco Fundamental Value Fund                        Class A Shares
                                                      Class B Shares
                                                      Class C Shares
                                                      Class Y Shares

Invesco Large Cap Relative Value Fund                 Class A Shares
                                                      Class B Shares
                                                      Class C Shares
                                                      Class Y Shares

 PORTFOLIO                                             CLASSES OF EACH PORTFOLIO
----------------------------------------------------  --------------------------
Invesco Multi-Sector Fund                             Class A Shares
                                                      Class B Shares
                                                      Class C Shares
                                                      Class Y Shares
                                                      Institutional Class Shares

Invesco New York Tax-Free Income Fund                 Class A Shares
                                                      Class B Shares
                                                      Class C Shares
                                                      Class Y Shares

Invesco S&P 500 Index Fund                            Class A Shares
                                                      Class B Shares
                                                      Class C Shares
                                                      Class Y Shares

Invesco Global Real Estate Income Fund                Class A Shares
                                                      Class B Shares
                                                      Class C Shares
                                                      Class Y Shares
                                                      Institutional Class Shares

Invesco Structured Core Fund                          Class A Shares
                                                      Class B Shares
                                                      Class C Shares
                                                      Class R Shares
                                                      Class Y Shares
                                                      Institutional Class Shares
                                                      Investor Class Shares

Invesco Van Kampen American Franchise Fund            Class A Shares
                                                      Class B Shares
                                                      Class C Shares
                                                      Class R Shares
                                                      Class Y Shares
                                                      Institutional Class Shares

 PORTFOLIO                                             CLASSES OF EACH PORTFOLIO
----------------------------------------------------  --------------------------
Invesco Van Kampen Core Equity Fund                   Class A Shares
                                                      Class B Shares
                                                      Class C Shares
                                                      Class R Shares
                                                      Class Y Shares

Invesco Van Kampen Equity and Income Fund             Class A Shares
                                                      Class B Shares
                                                      Class C Shares
                                                      Class R Shares
                                                      Class Y Shares
                                                      Institutional Class Shares

Invesco Van Kampen Equity Premium Income Fund         Class A Shares
                                                      Class B Shares
                                                      Class C Shares
                                                      Class Y Shares

Invesco Van Kampen Growth and Income Fund             Class A Shares
                                                      Class B Shares
                                                      Class C Shares
                                                      Class R Shares
                                                      Class Y Shares
                                                      Institutional Class Shares

Invesco Van Kampen Pennsylvania Tax Free Income Fund  Class A Shares
                                                      Class B Shares
                                                      Class C Shares
                                                      Class Y Shares

Invesco Van Kampen Small Cap Growth Fund              Class A Shares
                                                      Class B Shares
                                                      Class C Shares
                                                      Class Y Shares